                                                                 EXHIBIT 99.247


EXECUTIVE SUMMARY

Perot Systems Corporation(1) is very pleased to present this proposal to develop, integrate, and operate business and Information Technology (IT) systems and services for California Department of Water Resources' (CDWR's) scheduling and settlement function.

We understand the enormous challenge that CDWR is facing in leading California out of its current energy crisis. And we understand the tremendous technical challenge that your organization is facing in provide scheduling and settlements services to CDWR in order for it to meet its challenge. The solutions presented in this proposal will go a long way to completely mitigate your technical and business challenges.

In our proposal, we present CDWR with three solution options. Each of these solutions has its own specific characteristics. They enable you to optimize between your competing objectives of risk mitigation and cost control.

We do not see a need to talk much about our qualifications in providing the systems and services that you need. Suffice it to say that:

     - Perot Systems was part of the team that designed, developed and implemented scheduling and settlements business and IT solutions for both the California ISO (Cal ISO) and the California PX (CalPX).

     - Perot Systems developed and integrated the scheduling and settlements system that is currently being used at CalPX. We believe that it should be clear to all that the scheduling and settlements solutions that would meet CDWR's needs are very similar to those currently being used by CalPX. In fact we know of no other solution provider in the marketplace who has such a complete solution as we do to meet your immediate and long-term needs - please see our comparison table at the end of this executive summary for better illustration of this point.

     - Perot Systems staff that will be engaged in this "process" has been operating all the IT infrastructure, applications and business processes that CalPX currently uses for its scheduling and settlements functions:

As indicated earlier, we propose three solution options to CDWR to meet its scheduling and settlement needs:


----------
(1) For the purpose of this proposal, Perot Systems includes its subcontracting partners such as PresetMeter, Inc.

SOLUTION 1: Provide CDWR with scheduling and settlements operations services.

SOLUTION 2: Provide CDWR with scheduling and settlements applications hosting services. In this solution, CDWR would run scheduling and settlements business processes using its own staff.

SOLUTION 3: Provide CDWRT with a software solution for scheduling and settlements and integrate the same into CDWR current infrastructure. In this solution, CDWR would run scheduling and settlements business and IT processes using its own staff.

We describe these solution options in further detail below where we will attempt to highlight their main benefits from CDWR's point of view.

We must emphasize that for all our solution options, CDWR will be the official Scheduling Coordinator vis-a-vis Cal ISO and rest of the marketplace. Perot System will solely act as an agent of CDWR in providing the essential services that it needs.

SOLUTION 1: SCHEDULING AND SETTLEMENTS OPERATIONS SERVICES

In this solution option, Perot systems will provide scheduling and settlements operations services to CDWR on 7X24 basis. To implement this solution, we will:

     - design interfaces between your business operation processes and systems and our scheduling and settlements operation processes and systems;

     -    implement a file based interface to your existing systems;

     -    register your resources with the ISO;

     - operate the scheduling and settlements processes -- send your forward market and real-time schedules to ISO and return final schedules back in the file format;

     - interface with the ISO on scheduling and settlements process and questions or concerns;

     - operate the ISO settlements system - we will present the ISO settlements statements in the file format;

     - track ISO processes and system changes and adapt our processes and systems to meet such changes as necessary - you may need to modify your file interface in response to some of these changes; and

     - track and facilitate settlements disputes with the ISO.

As we will describe later in this proposal, we price these services based on a subscription fee and a volumetric charge.

The benefits of this solution are obvious. Above all, our proposed Solution 1 practically eliminates all risks associated with setting up and running your scheduling and settlements operations and allows you to concentrate on building and operating your other much needed services. Furthermore, this service can start practically immediately after Perot Systems and CDWR have entered into agreement for such services.

-------------------------------------------------------------------------------
SOLUTION 2: SCHEDULING AND SETTLEMENTS APPLICATION HOSTING
-------------------------------------------------------------------------------

In this solution, CDWR would operate its scheduling and settlements services using an application hosting service provided on 7X24 basis by Perot Systems. For this purpose we will:

     - design the interface between your business systems and our scheduling and settlements systems;

     - implement a file based interface to your existing systems;

     - provide your operators with access to our scheduling and settlements systems and applications - you will interface with the ISO on scheduling settlements processes, questions or concerns;

     - present ISO settlements statements in the file format; and

     - track ISO system changes and adapt our systems to meet such changes as necessary -- you need to modify your business processes and file interfaces in response to some of these changes.

As we will describe later in this proposal, we price our applications hosting services based on a subscription fee and volumetric charge.

The benefits of this solution are also very clear. Our Solution 2 eliminates almost all risks associated with setting up and running scheduling and settlements systems and applications. Furthermore, this service can start almost immediately after Perot Systems and CDWR have entered into agreement for such services(2).


SOLUTION 3: SOFTWARE SOLUTION

In this solution, we will install and integrate our scheduling and settlements systems and applications into CDWR current infrastructure. For this purpose we will:

     -  specify your hardware and system software needs;

     - design the interface between your business systems and our scheduling and settlements systems;

     - install our ISO scheduling and settlements application on your hardware platform;

     - implement a file based interface between your business systems and the installed ISO scheduling and settlements subsystems - you will run these applications and interface with the ISO; and

     - track ISO system changes and adapt our systems to meet such changes based on upgrade fee - you need to modify your business processes and file interface in response to some of these changes

Should you use this solution option, you will pay us a license fee for our systems and software. Integration services will be provided on time and material (T&M) basis. All major system and application changes will be made on T&M basis.

The main feature of this solution is that it keeps all business and IT operations under your control. Installation and integration services will start in earnest immediately after Perot Systems and CDWR have reached an agreement for this solution. Since our knowledge of your current systems is limited, we cannot propose a timeline for implementing solution. We foresee a minimum of two months before this solution is fully implemented.


--------------

(2) It seems that CDWR is hiring many of the CalPX past staffers. Since the systems and applications that we will provide in this solution are the same systems and applications currently used by CalPX, there will be very short learning curve to bring your staff up to speed while implementing this solution.

--------------------------------------------------------------------------------
OPTIONAL SERVICES AND SOLUTIONS
--------------------------------------------------------------------------------

In addition to the services described earlier for each of our proposed solutions, Perot Systems can provide you with the following additional services and solutions to improve the efficiency of you solution. These are:

     - Transparently integrating our scheduling and settlements processes and systems with your existing processes and systems (your processes and systems permitting);

     - Integrating your "participants" into the scheduling and settlements processes and systems including allocating and invoicing your participants' share of charges (based on your required formulas);

     - Developing interfaces between your scheduling and settlements systems and those of additional Control Area Operators (CAOs) with minimum possible changes to your processes and systems;

     -  Managing your real-time resource dispatch and tagging needs;

     -  Processing and validating your meter data;

     - Providing energy trading services - WITHOUT taking title in the power or clearing such trades; and

     -  Consulting on RTO developments around the nation.

As we will describe below, depending on your selection of these options as an operation service, application hosting service or software installation, our pricing mechanism will vary. Regardless of the pricing option, our approach allows you to only take on the services you need and disregard the ones that have little or no value to you.

--------------------------------------------------------------------------------
OUR PLAN
--------------------------------------------------------------------------------

Once you accept any one of our solutions, we will start our engagement at CDWR through a three stage process:

STAGE 1 - REQUIREMENTS STUDY: We will immediately enter into contract negotiations with you while in parallel and based on a letter of intent we will start providing requirements analysis and design services to you.

STAGE 2 -- INTEGRATION DESIGN AND IMPLEMENTATION: Upon completion of Stage 1 and execution of the services agreement, we will start our integration design and implementation (the nature of which will depend on the selected solution).

STAGE 3 -- OPERATION: Finally, depending on the selected solution we will either enter into an operation service, an application hosting service or an installation effort.

The timeline for any of these activities can only be developed after Stage 1 requirements study is completed.

PRICING

As indicated above, our pricing will vary depending on the selected solution. In the following we present our pricing options.

PRICING FOR SOLUTION 1:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements operations services.(3) There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, these charges will be fully refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements operations services exclusively from Perot Systems. Under this solution Perot Systems will track ISO business process and systems changes to ensure compatibility with such changes.

STAGE            PRICING            RATE                     COMMENTS
                MECHANISM
-----------------------------------------------------------------------------------
    1.             T&M             $200/hr       Will not exceed $100K. Will be
Req study                                        fully refunded if a minimum 2 year
                                                 exclusive operation service is
                                                 purchased

    2.             T&M             $200/hr       Will determine a cap based on Stage
File based                                       1. Fees will be fully refunded if
Integration                                      a minimum 2 year exclusive
                                                 operation service is purchased

    3.         Subscription     Subscription:    - Subscription fee covers 2.5

------------
(3) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.

Business        plus        $550,000/month       TWh per month of energy and
Operation    Volumetric      Volumetric:         250 GWh per month of capacity
                             2.5-5 c/MWh         scheduling and ISO settlements
                               Per side

                                              -  Volumetric fee is 5 c/MWh per
                                                 side for the second 2.5TWh of
                                                 energy and the second 250 GWh
                                                 per month of capacity
                                                 scheduling and ISO settlements
                                                 per month

                                              -  Volumetric fee is 2.5 c/MWh per
                                                 side for energy and capacity
                                                 scheduling and ISO settlements
                                                 exceeding 5 TWh per month for
                                                 energy and 500 GWh for capacity


PRICING FOR SOLUTION 2:

In this solution we will charge a monthly subscription fee and a monthly volumetric fee for our scheduling and ISO settlements application hosting services(4). There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. However, 50% of these charges will be refunded if CDWR enters into a minimum two year agreement to receive scheduling and settlements application hosting services exclusively from Perot Systems. Under this solution option Perot Systems will track ISO systems changes to ensure compatibility with such changes.

               PRICING
STAGE          MECHANISM      RATE                COMMENTS
-----          ---------      ----                --------
  1.             T&M          $200/hr            Will not exceed $100K. 50% of
Req. study                                       such fees will be fully
                                                 refunded if a minimum 2 year
                                                 exclusive application hosting
                                                 service is purchased


  2.             T&M          $200/hr            Will determine a cap based on
File based                                       Stage 1. 50% of the fees will
Integration                                      be refunded if a minimum 2 year

--------------
(4) 20% discount will apply to subscription and volumetric fees if 7X24 operation is not required.

                                                      exclusive application hosting
                                                      service is purchased
--------------------------------------------------------------------------------------------
       3.        Subscription      Subscription:      - Subscription fee covers 2.5 TWh
  Application        plus         $300,000/month        per month of energy and 250 GWh per
    Hosting       Volumetric                            month of capacity scheduling and ISO
                                    Volumetric:         settlements
                                    1.5-3 c/MWh
                                      Per side        - Volumetric fee is 3 c/MWh per side
                                                        for the second 2.5TWh of energy and
                                                        the second 250 GWh per month of
                                                        capacity scheduling and ISO settlements
                                                        per month

                                                      - Volumetric fee is 1.5 c/MWh per side for
                                                        energy and capacity scheduling and ISO
                                                        settlements exceeding 5 TWh per month
                                                        for energy and 500 GWh for capacity

PRICING FOR SOLUTION 3:

In this solution we will charge a license fee and an annual maintenance fee for our scheduling and ISO settlements applications at CDWR. There will also be separate T&M charges for our services in Stages 1 and 2 of the proposal. Under this solution Perot Systems will track ISO systems changes to ensure compatibility with such changes. CDWR will pay for installation and integration of such changes.

                     PRICING
    STAGE           MECHANISM      RATE                      COMMENTS
--------------------------------------------------------------------------------
     1.                T&M        $200/hr          Will not exceed $100K.
  Req study

     2.                T&M        $200/hr          Cap will be determined at the
 File based                                        end of Stage 1.
 Integration

     3.       Upfront and    License Fee:   All major system/application
License fee  annual license   $2,000,000    changes due to ISO will be priced
                                            on T&M basis.
                              Maintenance
                             $400,000/year

PRICING FOR OPTIONAL SERVICES:

The following present the price menu of our optional services. All three options of operations services, application hosting and solution provision are available for these optional services. CDWR may choose one or more of these services and the method of delivery in conjunction with one of the solutions offered earlier. It is necessary the delivery option for optional services to be consistent with that of the selected solution option.

     OPTIONAL              OPERATIONS            APPLICATIONS             SOFTWARE
     SERVICE               SERVICE(5)             HOSTING(6)              SOLUTION
-------------------   --------------------    --------------------    ---------------
Integration with        Subscription:           Subscription:         App. License:
       CDWR              $70,000/month           $40,000/month            $500,000
"participants" and    (for 3 participants)    (for 3 participants)
allocation of all                                                      App Maintenance
  charges among        $10,000/month per       $5,000/month per         $100,000/year
these participants         additional             additional
                          participant             participant           Integration:
                                                                          $200/hr

Real-time Dispatch     $25,000/month per         Subscription:            License:
   and Tagging               staff               $25,000/month            $250,000
     Services
                                                                        Maintenance:
                                                                        $50,000/Year

                                                                        Integration:
                                                                          $200/hr

     Trading:           2c/MWh per side        1.5c/MWh per side          License:
 Clearing Auction        (No clearing)                                    $500,000
Bilateral Matching                                                      Maintenance:

---------------
(5) Integration services are included.
(6) Integration services are included.

   Pay as bid                                                                      $100,000/Year

                                                                                   Integration:
                                                                                      $200/hr
----------------------------------------------------------------------------------------------------
  Transparent                      N/A                         N/A                    $200/hr
integration with
existing and new
    systems
----------------------------------------------------------------------------------------------------
   Meter data                 Subscription:               Subscription:                 N/A
 processing and               $45,000/month               $25,000/month
   validation              (for 3 participants)        (for 3 participants)
                                    &                           &
                             $5,000/month per            $3,000/month per
                                additional                  additional
                               participant                 participant
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPARISON WITH OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

The following table compares our services with those of another scheduling and settlements services provider in California. This table, which has been developed based on available information on the services of this provider, clearly indicates the completeness of our solution offering.

SERVICES, SYSTEMS             PEROT SYSTEMS                           OTHER MAJOR SERVICE VENDOR
AND QUALIFICATIONS
Scheduling                    DA, HA, Ancillary Services,             DA, HA, Ancillary Services,
                              Supplemental Energy,                    Supplemental Energy, Bilateral
                              ETC/FTR, Bilateral, Inter-SC
                              Adjustment Bids
----------------------------------------------------------------------------------------------------
Real-time dispatch and        Available upon request                  Not mentioned
tagging
----------------------------------------------------------------------------------------------------
HUB locations                 25 Zones                                8 hubs
----------------------------------------------------------------------------------------------------
Settlements and               All ISO charge types for over           Few participants
Billing                       70 in CA alone
----------------------------------------------------------------------------------------------------
Metering                      Processed and Validate meter            None
                              data from and provide
                              Settlement Quality Meter Data
                              to ISO
----------------------------------------------------------------------------------------------------

Dispute Processing            Developed a fully functional            Not mentioned
                              dispute processing and tracking
                              system. The model is
                              expandable to provide
                              predictive disputes
-----------------------------------------------------------------------------------------------------
ISO System Interface          Automated data communication            Not mentioned
                              of all ISO schedule and
                              settlement data.
-----------------------------------------------------------------------------------------------------
Settlement and Billing        Web based                               Web based
data access
-----------------------------------------------------------------------------------------------------
ISO Public Market             Provided                                Not mentioned
Information
-----------------------------------------------------------------------------------------------------
Handling of ISO               No sharing between SCs                  Uplift spread over participants
charges
-----------------------------------------------------------------------------------------------------
Service Schedule              7 by 24                                 Capable of 7 by 24 operation
-----------------------------------------------------------------------------------------------------
IT Team Experience            Provided IT support to CalPX            Handling less than 5% of
                              that handled 80% of California          California market?
                              electric energy market.
                              Developed a majority of
                              improvement applications in PX
                              trading, settlement, metering
                              and finance systems. Made all
                              PX system changes to
                              accommodate ISO market and
                              system changes. Conduced
                              numerous Market Simulation
                              including ISO and IOUs to
                              provide End to End integration
                              test before introducing change.
                              Provide complete help desk and
                              computer operation services
                              using Perot's pool of resources.
                              Runs a Program Office applying
                              proven project management
                              technologies. IT project success
                              (on schedule, under budget) rate
                              close to 95%
-----------------------------------------------------------------------------------------------------
Business Team                 Involved in the design,                 Not mentioned
Experience                    implementation and operation
                              of ISO and PX from day one.
                              Intimately familiar with energy
                              market and utility financing and
                              operation. Team experts
                              published widely on major
                              market issues. Handled 80% of
                              California energy market.

----------------------------------------------------------------------------------------------------------
Operation Team                Handled 80% of California spot          Not mentioned
Experience                    market and long term contract
                              market (yearly, quarterly and
                              month). Conducted Web based
                              real-time energy auction for the
                              Alberta Balancing Power Pool
----------------------------------------------------------------------------------------------------------
Company Financial             See Annual Report.                      See Annual Report
Strength
----------------------------------------------------------------------------------------------------------
Interface with                Web based, initially file based         Web based, limited GUI
Participant Systems
----------------------------------------------------------------------------------------------------------
System Platforms              NT, MS SQL databases                    NT, MS SQL databases
----------------------------------------------------------------------------------------------------------
Participant System            PC compatible workstations              PC compatible workstations
Requirements                  running Windows 85, 98, 2000            running Windows 85, 98 and
                              and NT                                  NT
----------------------------------------------------------------------------------------------------------
Data transmission             SSL, 128 bit encryption                 SSL, 128 bid encryption
security
----------------------------------------------------------------------------------------------------------
Pricing                       Volumetric and subscription             Volumetric
----------------------------------------------------------------------------------------------------------
Clearing and Credit           Not offered in California so as         Offered to certain extent. Can
Management                    to insulate participants from the       lead to similar failures as the PX
                              current credit crisis                   has experienced with large
                                                                      participants default. Large
                                                                      California utilities will have
                                                                      difficulty to trade with credit
                                                                      self-management participants
                                                                      due to the utilities current credit
                                                                      standings
----------------------------------------------------------------------------------------------------------
Fee (based on 7.5                  5.83 c/MWh                              6.25 c/MWh
TWH per months)                     per side                                per side
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

We are confident that one of our proposed solutions will meet all of your immediate and long-term technical and business objectives of providing scheduling and settlements services in California. In fact, we believe that only our solutions can meet your very aggressive timeline while at the same time remaining cost effective. Finally, our operations or applications hosting solution option will mitigate your ongoing risk of keeping up with Cal ISO's and market's ongoing business processes or systems changes.(7)


-----------------
(7) We must mention that last year alone, CalPX spent $3.5M in software development to keep pace with Cal ISO business process and system changes.

                                                                  SHM 02/12/2001

                               EXECUTIVE SUMMARY
                      CALIFORNIA DEPARTMENT OF WATER RES.


DEAL REVIEW

CLIENT NAME:  California Department of Water Res.    REVIEW TYPE:  Qualification/SMR/Pre-Contract

INDUSTRY:     EI/Energy                              REVIEW DATE:  12-Feb-01

GEOGRAPHY:    Alhambra/Sacramento                    SPONSOR:      Ken Scott

DEAL LEADER:  Dariush Shirmohammadi                  START DATE:   01-MAR-01

COMPANY DESCRIPTION:

California Department of Water Resources, a state agency, has taken over some of the responsibilities of CalPX in California - by an act of legislation. They do need to develop a lot of capabilities in a very short time period.

--------------------------------------------------------------------------------
VALUE STATEMENT:

DWR will become capable of delivering scheduling and settlements services for its new found customers (California IOUs) by using systems and processes operated by Perot Systems in the timeline that they are mandated to provide such services.
--------------------------------------------------------------------------------

DEAL DESCRIPTION:

Perot Systems will primarily provide business process outsourcing to DWR for base fee of $550,000 per month and an additional revenue of about $250,000 in volumetric fees (total of $800,000/month). Perot Systems will also offer an application oursourcing option for base fees that are exactly half of the values above ($400,000/month) in case DWR wants to run its own business processes. In this case the cost will also reduce since no business process operations staff will be needed. Finally, as a third option we will offer a development/integration option for $3,000,000 fee (including integration) with annual fee of $500,000 to maintain the applications.

CUSTOMER RELATIONS:



COMPETITION:

APX and internal IT are our main competitors. Due to urgencies involved, APX will be in a better position than internal IT to compete with us.

                                                                  SHM 02/12/2001

              CALIFORNIA DEPARTMENT OF WATER RES. - DEAL OVERVIEW
                                  FEB 12, 2001


RESOURCE REQUIREMENTS:


YEAR                               AVG SALARY       1         2         3         4         5
----                               ----------    ------    ------    ------      ----      ----
Account Manager                     250,000        0.74      1.00      1.00      0.00      0.00

Manager -Scheduling/Settlements     150,000        0.74      1.00      1.00      0.00      0.00

IT Manager                          150,000        0.74      1.00      1.00      0.00      0.00

Admin Support - CEO                  50,000        1.50      2.00      2.00      0.00      0.00

Admin Support - Sett/Sch/Mrkt/IT     30,000        1.47      2.00      2.00      0.00      0.00

IT - Support                         95,000       12.00     15.00     15.00      0.00      0.00

Scheduling/Settlements               85,000       10.00     13.00     14.00      0.00      0.00

Legal                                     0        0.00      0.00      0.00      0.00      0.00

Marketing - Business Product
  Dev/Support R                      70,000        2.40      3.00      3.00      0.00      0.00

J                                         0        0.00      0.00      0.00      0.00      0.00

K                                         0        0.00      0.00      0.00      0.00      0.00

L                                         0        0.00      0.00      0.00      0.00      0.00

M                                         0        0.00      0.00      0.00      0.00      0.00

N                                         0        0.00      0.00      0.00      0.00      0.00

O                                         0        0.00      0.00      0.00      0.00      0.00

P                                         0        0.00      0.00      0.00      0.00      0.00

Q                                         0        0.00      0.00      0.00      0.00      0.00
                                                 ------    ------    ------      ----      ----
Total Staffing (Years)                            29.58     38.00     39.00      0.00      0.00
                                                 ------    ------    ------      ----      ----
Total Staffing (Months)                          354.90    456.00    468.00      0.00      0.00
                                                 ======    ======    ======      ====      ====

Explanation of Staffing Requirements:


Explanation of Capital Requirements:


FINANCIAL SUMMARY (000s)

                                                                  SHM 02/12/2001

              CALIFORNIA DEPARTMENT OF WATER RES. - DEAL OVERVIEW
                                  FEB 12, 2001

                                                  1st                            2001         BACKLOG
                                                  YEAR           TCV            IMPACT         ADDED
                                               ---------       -------          ------       ---------
P&L IMPACT
  Revenues                                     $ 9,163         $29,163          $ 7,500      $21,663
  Gross margin                                   4,047          11,464            3,402        8,062
  Gross margin %                                  44.2%           39.3%            45.4%        37.2%

  Pretax                                         3,096           8,173            2,639        5,534
  Pretax margin %                                 33.8%           28.0%            35.2%        25.5%
  After-tax income                               1,858           4,904            1,584        3,320
  After-tax %                                     20.3%           16.8%            21.1%        15.3%

NET CASH FLOW                                      (75)          4,904             (380)
PEAK NEGATIVE CASH                              (2,163)         (2,163)          (2,163)
CAPITAL COSTS                                    1,033           1,037            1,004
TOTAL STAFFING (FTEs)                            29.58

MAJOR RISKS

  - Salaries and staffing numbers are estimates.

  -

  -

  -

  -

  -

MAJOR ASSUMPTIONS

  -  New P&L based on most recent data on DWR scheduling (no Clearing)

  - All staff requirements filled with existing PSC account staff (no upfront recruiting)

  -  Located in Alhambra facilities

  -  Startup period only one month

  -  Only DWR business/revenue modeled

  -  All travel is pass-thru

  -  2 Year Fixed Price deal assumed.

  -